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                                                                   EXHIBIT 23(C)


                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR



         Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 (Registration No. 333-11329) as a person to become a director of the surviving corporation of the merger of Houston Industries Incorporated with and into Houston Lighting & Power Company upon consummation of the merger.

         Dated: October 14, 1996

                                        /s/ T. Milton Honea
                                        ----------------------
                                        T. Milton Honea





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                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR



         Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 (Registration No. 333-11329) as a person to become a director of the surviving corporation of the merger of Houston Industries Incorporated with and into Houston Lighting & Power Company upon consummation of the merger.

         Dated: October 14, 1996

                                        /s/ Robert C. Hanna
                                        ----------------------
                                        Robert C. Hanna





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                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR



         Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 (Registration No. 333-11329) as a person to become a director of the surviving corporation of the merger of Houston Industries Incorporated with and into Houston Lighting & Power Company upon consummation of the merger.

         Dated: October 14, 1996

                                        /s/ O. Holcombe Crosswell
                                        ----------------------------
                                        O. Holcombe Crosswell





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                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR



         Pursuant to Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named in the Joint Proxy Statement/Prospectus forming a part of this Registration Statement on Form S-4 (Registration No. 333-11329) as a person to become a director of the surviving corporation of the merger of Houston Industries Incorporated with and into Houston Lighting & Power Company upon consummation of the merger.

         Dated: October 14, 1996

                                        /s/ Joseph M. Grant
                                        ----------------------
                                        Joseph M. Grant